UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 7, 2008

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On October 7, 2008, Kansas City Southern ("KCS") (NYSE: KSU) announced that its stockholders, on an affirmative vote of over 90% of the shares voted at the special stockholders' meeting held on October 7, 2008, approved the KCS 2008 Stock Option and Performance Award Plan (the "2008 Plan"). The 2008 Plan becomes effective on October 14, 2008 and replaces the KCS 1991 Amended and Restated Stock Option and Performance Award Plan. KCS filed a Form 8-K and an accompanying press release on July 8, 2008 announcing the approval and adoption of the 2008 Plan by the Executive Committee of the Board of Directors of KCS, subject to stockholder approval at the October 7, 2008 special stockholders' meeting.

The 2008 Plan is to be administered by a committee of the Board of Directors of the Company consisting of two or more outside directors (the "Committee"). The Committee is authorized to grant awards to employees and consultants of the Company and its affiliates. Awards may also be granted to non-employee directors by action of the full Board of Directors. The terms of the awards will be specified in award agreements and will be consistent with the provisions of the 2008 Plan. The 2008 Plan authorizes grants of non-qualified stock options, incentive stock options, restricted shares, bonus shares, stock appreciation rights, limited stock appreciation rights, performance units, performance shares, deferred stock and other stock-based awards. Subject to certain adjustments authorized to prevent dilution or enlargement of benefits, an aggregate of 2,300,000 shares of the Company's common stock may be issued under the 2008 Plan. The summary of the 2008 Plan set forth above is qualified in its entirety by reference to the full text of the 2008 Plan, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Reference is made to the Company's press release dated October 7, 2008, filed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)

Kansas City Southern 2008 Stock Option and Performance Award Plan is attached hereto as Exhibit 10.1.

Press Release issued by Kansas City Southern, dated October 7, 2008, entitled "KCS Receives Stockholder Approval of 2008 Stock Option and Performance Award Plan," is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

October 7, 2008	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Kansas City Southern 2008 Stock Option and Performance Award Plan.
99.1	Press Release issued by Kansas City Southern, dated October 7, 2008, entitled "KCS Receives Stockholder Approval of 2008 Stock Option and Performance Award Plan."